Note 3 - Short-term Investments	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Investment [Text Block]
3.	Short-term investments

Short-term investments as of December 31, 2022 and 2023 are summarized below:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value (Net carrying amount)
	$	$	$	$
As of December 31, 2022
Trading debt securities
Financial products issued by commercial banks	2,853	19	-	2,872

Total at December 31, 2022	2,853	19	-	2,872

As of December 31, 2023
Trading debt securities
Financial products issued by commercial banks	189	4	-	193

Total at December 31, 2023	189	4	-	193

BEYONDSPRING INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of U.S. Dollars (“$”) and Renminbi (“RMB”),

except for number of shares and per share data)